Ivy Funds

Supplement dated February 26, 2018 to the

Ivy Funds Statement of Additional Information

dated July 5, 2017

as supplemented July 14, 2017, August 18, 2017, September 29, 2017, November 22, 2017, November 28, 2017 and January 12, 2018

Mergers of the Waddell & Reed Advisors Funds

Each series (each, a “WRA Fund”) of the Waddell & Reed Advisors Funds (the “WRA Trust”) has completed a reorganization with a corresponding series of the Ivy Funds. As a result, each WRA Fund has been reorganized out of existence. Therefore, effective immediately, all references to any WRA Fund and to the WRA Trust are hereby removed from the Statement of Additional Information.

Merger of Ivy Dividend Opportunities Fund

On February 1, 2018, shareholders of the Ivy Dividend Opportunities Fund (Dividend Opportunities Fund) approved an Agreement and Plan of Reorganization (Plan), pursuant to which substantially all of the assets of the Dividend Opportunities Fund were transferred to the Ivy Global Equity Income Fund (Global Equity Income Fund) in exchange for shares of the Global Equity Income Fund, and in complete liquidation of the Dividend Opportunities Fund (the Reorganization). Effective February 26, 2018, the Reorganization closed, and as a result, the Dividend Opportunities Fund has been reorganized out of existence and is no longer offered for investment. Accordingly, effective immediately, all references to the Dividend Opportunities Fund are hereby removed from the Statement of Additional Information.

Supplement	Statement of Additional Information	1